As filed with the Securities and Exchange Commission on July 8, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21334

NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
(Exact Name of the Registrant as Specified in Charter)

c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer
c/o Neuberger Berman Management LLC
Neuberger Berman Income Opportunity Fund Inc.
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2009

Date of reporting period: April 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders

Neuberger Berman
Income Opportunity
Fund Inc.

Semi-Annual Report

April 30, 2009

Contents

THE FUND

President's Letter	1

PORTFOLIO COMMENTARY

Neuberger Berman Income Opportunity Fund	2

SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS	7

FINANCIAL STATEMENTS	18

FINANCIAL HIGHLIGHTS/PER SHARE DATA	31

Distribution Reinvestment Plan	33

Directory	35

Proxy Voting Policies and Procedures	36

Quarterly Portfolio Schedule	36

Board Consideration of the New and Interim Management and Sub-Advisory Agreements	37

"Neuberger Berman" and the Neuberger Berman logo are registered service marks of Neuberger Berman LLC. "Neuberger Berman Management LLC" and the individual Fund name in this shareholder report are either service marks or registered service marks of Neuberger Berman Management LLC. ©2009 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present to you this semi-annual report for Neuberger Berman Income Opportunity Fund Inc. for the six-month period ended April 30, 2009. The report includes portfolio commentary, a listing of the Fund's investments, and its financial statements for the reporting period.

The Fund's investment objective is to provide high current income with capital appreciation as a secondary objective through a diversified portfolio of both real estate securities and high yield bonds.

In the real estate portion of the Fund, our investment approach combines analysis of security fundamentals and real estate with property sector diversification. Our disciplined valuation methodology seeks real estate securities that are attractively priced relative to their historical growth rates and the valuation of other property sectors.

In the high yield portion of the Fund, our investment approach focuses on generating income and managing risk. We seek to avoid the default and volatility risk associated with many high yield bonds by applying rigorous credit analysis to higher quality issues, and by emphasizing the intermediate range of the yield curve.

We believe that our conservative investing philosophy and disciplined investment process will benefit shareholders by providing attractive current income over the long term.

Before concluding, I am pleased to inform you that in June 2009 the Fund completed its tender offer and accepted for tender 10% of its outstanding common shares. Additionally, during the reporting period, the Fund announced the implementation of a semi-annual tender offer program consisting of up to four tender offers over a two-year period. Under its tender offer program, if the Fund's common shares trade at an average daily discount to net asset value per share (NAV) of greater than 10% during a 12-week measurement period, the Fund would conduct a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV determined on the day the tender offer expires. As previously announced, the Fund's initial measurement period commenced on June 5, 2009 and will close on August 28, 2009. Furthermore, the Fund's Board has decided that should the Fund's common shares trade at a discount of greater than 10% during the initial measurement period the Fund will make a tender offer for up to 10% of its outstanding common shares. In addition, to offset the expenses associated with the tender offers, Neuberger Berman has agreed to extend the fee waiver currently in place for the Fund.

Thank you for your trust in Neuberger Berman. We will continue to do our best to earn it.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman Income Opportunity Fund Inc.

Income Opportunity Fund Inc. Portfolio Commentary

For the six-month period ended April 30, 2009, on a net asset value (NAV) basis, Neuberger Berman Income Opportunity Fund Inc. posted a positive return. During this period, the Fund's high yield securities produced a strong return while its real estate investment trust (REIT) holdings declined in value.

At the end of the reporting period, the Fund held 16.3% of its investments in REIT common stocks, 14.2% in REIT preferred shares, 66.1% in bonds and 3.4% in cash and cash equivalents.

Real Estate Securities

The REIT market was extremely volatile during the reporting period. The sharp sell-off that began earlier in calendar year 2008 continued as the reporting period began in November. REITs then generated an impressive rally, as the FTSE NAREIT Equity REITs Index returned in excess of 50% from November 20 through the end of the year. The rally was short lived, however, as the REIT market fell sharply from January until early March 2009. The REIT market rallied again during the last two months of the reporting period.

When the reporting period began, the Fund's real estate segment was defensively positioned, as we emphasized areas of the market that have historically held up well during economic downturns. In particular, our exposure to Heath Care and Self Storage REITs enhanced portfolio results. We also benefited from our holdings in grocery-anchored Shopping Centers and from underweighting (relative to the FTSE NAREIT index) the more economically sensitive Industrial and Office sectors within the REIT market.

As the reporting period progressed, we shifted our positioning to become somewhat more neutral. This change occurred as a number of high quality REITs obtained financing and certain large real estate transactions were completed. These developments, coupled with what we considered to be attractive valuations for select companies, led us to opportunistically purchase what we identified as high quality REITs with strong balance sheets. We also trimmed the portfolio's Health Care exposure as their valuations had become rich given their strong performance.

Looking ahead, while there have been some modest signs of improvement, the economy continues to face a number of headwinds which we believe could temper the pace and magnitude of the recovery. In our opinion, this could lead to ongoing challenges in the commercial real estate market, including lower occupancy rates and a weaker rental environment.

On the upside, since the beginning of March, a number of REITs have collectively raised more than $10 billion through the issuance of new common stock. This has helped to improve the balance sheet strength of the overall REIT sector. In our opinion, REIT valuations also remain attractive. Against this backdrop, we will continue to actively manage the Fund's real estate segment and seek higher quality companies with better access to capital, safe balance sheets and less refinancing risk.

High Yield Securities

The high yield securities portion of the Fund posted a strong absolute return during the reporting period and performed in line with its benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index.

The high yield market was extremely volatile during the reporting period. Prices fell sharply in November 2008, as heightened risk aversion dragged down the sector. Conditions then began to improve in December and January. High yield prices were supported by continued government policy intervention aimed at unfreezing the credit markets and warding off a prolonged and deep recession. After taking a step backward in February, high yield bond prices rallied in March and April as the Federal Reserve announced that it would purchase additional agency notes, mortgage-backed securities and longer-term Treasuries. Investors also reacted positively to the Treasury's plans to help banks remove toxic mortgage asset from their balance sheets.

Investors who withstood the market's volatility were ultimately rewarded, as the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index gained more than 16% during the six-month reporting period. Over this time, the yield difference between high yield securities and Treasuries narrowed from a high of 1,944 to 1,302 basis points. From a credit quality perspective, higher rated securities outperformed their lower rated counterparts, as BB and CCC rated bonds returned 18.5% and 7.9%, respectively.

Throughout the reporting period, we maintained a defensive posture. In particular, we emphasized securities issued by companies with solid balance sheets and cash flow stability. We also avoided more cyclical companies that we felt would be adversely affected by the severe recession and falling consumer spending. The high yield portfolio segment also benefited from our underweighting (relative to the benchmark) of CCC rated securities and overweighting of BB rated issues.

From an industry perspective, overweight positions and security selection in Energy and Utilities, an underweight in Paper, and an overweight in Technology contributed positively to relative performance. In contrast, sector positioning in Financial Services, security selection in Health Care and Chemicals, as well as an underweight to Homebuilders, detracted from relative results.

Looking ahead, high yield defaults are generally expected to continue trending upward. While there have been tentative signs of some better economic data, we believe growth is likely to remain muted for quite some time. In such an environment, we believe individual security selection will remain paramount as we seek to generate high total returns consistent with capital preservation. While we have begun to selectively increase our exposure to more cyclical names, we continue to seek those companies that have solid earnings and ample liquidity and are attractively valued.

Sincerely,

Ann Benjamin, Tom O'Reilly,
Brian Jones and Steve Shigekawa
Portfolio Co-Managers

TICKER SYMBOL

Income Opportunity Fund	NOX

RATING DIVERSIFICATION

(% of High Yield Bond Ratings)
AAA/Government/Government Agency	0.0%
AA	0.0
A	0.3
BBB	13.8
BB	36.4
B	32.0
CCC	14.6
CC	1.2
Not Rated	0.7
Short Term	1.0

INDUSTRY DIVERSIFICATION

(% of Equity Market Value)
Apartments	21.4%
Commercial Financing	6.0
Diversified	3.2
Health Care	11.7
Home Financing	1.0
Hybrid	4.8
Industrial	4.8
Lodging/Resorts	10.9
Mixed	1.5
Office	12.1
Other	1.1
Regional Malls	7.2
Self Storage	4.0
Shopping Centers	6.8
Specialty	3.5

PERFORMANCE HIGHLIGHTS

Neuberger Berman
	Inception	Six Month Period Ended	Average Annual Total Return
NAV[1,3,4]	Date	4/30/2009	1 Year	5 Years	Since Inception
Income Opportunity Fund	06/24/2003	11.36%	(52.70%)	(8.45%)	(5.52%)
	Inception	Six Month Period Ended	Average Annual Total Return
Market Price[2,3,4]	Date	4/30/2009	1 Year	5 Years	Since Inception
Income Opportunity Fund	06/24/2003	5.06%	(54.77%)	(8.60%)	(8.19%)

Closed-end funds, unlike open-end funds, are not continually offered. There is an initial public offering and, once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

Endnotes

1	Returns based on the net asset value (NAV) of the Fund.
2	Returns based on the market price of Fund shares on the American Stock Exchange.
3	Neuberger Berman Management LLC has contractually agreed to waive a portion of the management fees that it is entitled to receive from the Fund. The undertaking lasts until October 31, 2011. Please see the notes to the financial statements for specific information regarding the rate of the management fees waived by Neuberger Berman Management LLC. Absent such a waiver, the performance of the Fund would be lower.

4	Unaudited performance data current to the most recent month-end are available at www.nb.com.

Glossary of Indices

FTSE NAREIT Equity REITs Index:	The FTSE NAREIT Equity REITs Index tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties.

Barclays Capital U.S. Corporate High Yield 2% Issuer Cup Index:	The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged sub-index of the Barclays Capital High Yield Index (which includes all U.S. dollar-denominated, taxable, fixed rate, non-investment grade debt), capped such that no single issuer accounts for more than 2% of the index weight.

Please note that the indices and averages do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that investors cannot invest directly in any index or average. Data about the performance of each index and average is prepared or obtained by Management and includes reinvestment of all dividends and capital gain distributions. Each Fund may invest in securities not included in its respective index or average.

Schedule of Investments Income Opportunity Fund Inc. (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Mid-America Apartment Communities	7.3%
2	NorthStar Realty Finance	2.9%
3	LaSalle Hotel Properties	2.8%
4	iStar Financial	2.5%
5	Kilroy Reallty	2.0%
6	Vornado Realty Trust	1.6%
7	Tanger Factory Outlet Centers	1.5%
8	Health Care REIT	1.4%
9	Highwoods Properties	1.3%
10	OMEGA Healthcare Invstors	1.2%

NUMBER OF SHARES		VALUE† (000's omitted)
Common Stocks (26.6%)
Apartments (3.7%)
18,200	American Campus Communities	$395
71,791	Apartment Investment & Management	524
7,900	Camden Property Trust	214
26,600	Equity Residential	609
12,100	Mid-America Apartment Communities	448
81,059	UDR, Inc.	816
		3,006
Diversified (1.6%)
27,340	Vornado Realty Trust	1,337	È
Health Care (4.4%)
33,000	HCP, Inc.	724
17,802	Health Care REIT	607
17,800	Nationwide Health Properties	439
64,600	OMEGA Healthcare Investors	1,016
27,900	Ventas, Inc.	799
		3,585
Home Financing (0.5%)
28,900	Annaly Capital Management	406
Industrial (2.4%)
30,700	AMB Property	586
19,500	EastGroup Properties	655
81,300	ProLogis	741
		1,982
Lodging (1.2%)
47,600	Host Hotels & Resorts	366
53,900	LaSalle Hotel Properties	645
		1,011
Mixed (0.6%)
45,900	Duke Realty	448

Office (4.8%)
37,400	BioMed Realty Trust	$427	ØØ
54,000	Brandywine Realty Trust	334
43,000	Highwoods Properties	1,031
33,100	Kilroy Realty	713
26,200	Mack-Cali Realty	704
41,000	SL Green Realty	724
		3,933
Regional Malls (2.3%)
53,800	Macerich Co.	943	È
18,016	Simon Property Group	930
		1,873
Self Storage (2.0%)
124,200	Extra Space Storage	883
2,700	Public Storage, Depositary Shares	64
31,700	Sovran Self Storage	715
		1,662
Shopping Centers (2.3%)
48,700	Kimco Realty	585
17,200	Regency Centers	644
18,400	Tanger Factory Outlet Centers	613
		1,842
Specialty (0.8%)
17,500	Rayonier Inc.	676
	Total Common Stocks (Cost $27,341)	21,761

Preferred Stocks (23.2%)
Apartments (7.2%)
12,400	Apartment Investment & Management, Ser. T	175
10,000	Apartment Investment & Management, Ser. U	134
252,200	Mid-America Apartment Communities, Ser. H	5,543
		5,852

See Notes to Schedule of Investments

NUMBER OF SHARES		VALUE† (000's omitted)
Auto Loans (0.0%)
65	GMAC, 7.00%, due 12/31/49	$20	ñ
Commercial Financing (3.1%)
19,200	Anthracite Capital, Ser. C	27
18,700	Newcastle Investment, Ser. B	37
38,800	Newcastle Investment, Ser. D	76
200,000	NorthStar Realty Finance, Ser. A	2,400
		2,540
Health Care (1.5%)
25,000	Health Care REIT, Ser. D	550
34,000	LTC Properties, Ser. F	692
		1,242
Hybrid (2.5%)
200,000	iStar Financial, Ser. E	1,120
160,000	iStar Financial, Ser. F	896
		2,016
Lodging (3.4%)
50,000	Ashford Hospitality Trust, Ser. D	477
36,000	Eagle Hospitality Properties Trust	5
22,600	Hersha Hospitality Trust, Ser. A	249
16,000	Host Hotels & Resorts, Ser. E	326
77,500	LaSalle Hotel Properties, Ser. B	1,264
28,000	LaSalle Hotel Properties, Ser. D	413
6,000	Strategic Hotels & Resorts, Ser. B	21
154,000	W2007 Grace Acquisition I, Ser. B	26
		2,781
Mixed (0.2%)
8,000	PS Business Parks, Ser. K	156
Office (1.8%)
60,000	DRA CRT Acquisition, Ser. A	420
60,000	Kilroy Realty, Ser. E	922
6,800	SL Green Realty, Ser. D	95
		1,437
Regional Malls (1.3%)
60,000	Glimcher Realty Trust, Ser. F	450
61,600	Glimcher Realty Trust, Ser. G	425
11,300	Taubman Centers, Ser. G	211	ØØ
		1,086
Shopping Centers (1.2%)
20,000	Cedar Shopping Centers, Ser. A	249
12,000	Developers Diversified Realty, Ser. I	105
34,000	Tanger Factory Outlet Centers, Ser. C	634
		988

Specialty (1.0%)
25,000	Digital Realty Trust, Ser. A	$493
16,900	Digital Realty Trust, Ser. B	305
		798
	Total Preferred Stocks (Cost $42,875)	18,916

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)		VALUE† (000's omitted)
Bank Loan Obligations (16.0%)

Airlines (0.8%)
$1,250	United Airlines, Inc., Term Loan B, 3.22%, due 2/1/14	$623	^
Auto Parts & Equipment (1.8%)
1,730	Goodyear Tire & Rubber Co., Second Lien Term Loan C, 2.89%, due 4/30/14	1,443
Automotive (1.3%)
1,684	General Motors Corp., Term Loan B, 3.84%, due 11/29/13	1,093	^
Electric—Generation (1.9%)
2,257	Texas Competitive Electric Holdings Co. LLC, Term Loan B3, 3.56%, due 10/10/14	1,525	^
Electronics (2.8%)
320	Flextronics Int'l, Ltd., Term Loan A3, 3.47%, due 10/1/14	244
275	Flextronics Int'l, Ltd., Term Loan A2, 3.47%, due 10/1/14	210
2,114	Flextronics Int'l, Ltd., Term Loan B, 3.47%, due 10/1/12	1,800
		2,254
Energy—Exploration & Production (1.0%)
944	Quicksilver Resources, Inc., Second Lien Term Loan, 5.72%, due 8/8/13	843	^
Media—Cable (3.6%)
90	Cequel Communications LLC, Term Loan A, 7.36%, due 5/5/14	71
1,385	Cequel Communications LLC, Term Loan B, 7.22%, due 5/5/14	1,130
2,028	Charter Communications Operating LLC, Term Loan, 2.53%, due 3/6/14	1,717
		2,918
Media—Services (0.3%)
312	WMG Acquisition Corp., Term Loan, 3.97%, due 2/28/11	287
Support—Services (0.6%)
710	Rental Services Corp., Second Lien Term Loan, 4.72%, due 11/30/13	471

Telecom—Integrated/Services (1.9%)
1,400	Intelsat Jackson Holdings, Ltd., Term Loan, 4.01%, due 2/1/14	1,125
575	Level 3 Communications, Inc., Term Loan B, 3.47%, due 2/28/14	459
		1,584
	Total Bank Loan Obligations (Cost $12,167)	13,041

Corporate Debt Securities (91.6%)
Aerospace/Defense (1.1%)
95	L-3 Communications Corp., Guaranteed Notes, 5.88%, due 1/15/15	87
835	L-3 Communications Corp., Guaranteed Notes, Ser. B, 6.38%, due 10/15/15	791
		878
Airlines (0.9%)
408	Delta Air Lines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 6.82%, due 8/10/22	290
666	United Airlines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 6.64%, due 7/2/22	453
		743

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)		VALUE† (000's omitted)
Auto Loans (2.5%)
$1,675	Ford Motor Credit Co., Senior Unsecured Notes, 7.38%, due 2/1/11	$1,441
755	Ford Motor Credit Co., Senior Unsecured Notes, 7.25%, due 10/25/11	619
		2,060
Auto Parts & Equipment (0.5%)
85	Goodyear Tire & Rubber Co., Senior Unsecured Notes, 7.86%, due 8/15/11	79
445	Harley-Davidson Funding Corp., Senior Notes, 6.80%, due 6/15/18	314	ñ
		393
Automotive (0.6%)
1,075	Ford Motor Co., Senior Unsecured Notes, 6.50%, due 8/1/18	516
Banking (3.0%)
90	CIT Group Funding Co. of Canada, Guaranteed Notes, 5.20%, due 6/1/15	49
2,717	GMAC LLC, Guaranteed Notes, 6.88%, due 9/15/11	2,364	ñ
		2,413
Beverage (0.5%)
425	Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 9/1/16	410
Chemicals (2.0%)
575	Airgas, Inc., Guaranteed Notes, 7.13%, due 10/1/18	559	ñ
1,650	MacDermid, Inc., Senior Subordinated Notes, 9.50%, due 4/15/17	817	ñ
1,033	Momentive Performance Materials, Inc., Guaranteed Notes, 10.13%, due 12/1/14	227
		1,603
Electric—Generation (8.5%)
128	AES Corp., Senior Secured Notes, 8.75%, due 5/15/13	129	ñ
2,665	Dynegy-Roseton Danskammer, Pass-Through Certificates, Ser. B, 7.67%, due 11/8/16	2,265
430	Edison Mission Energy, Senior Unsecured Notes, 7.20%, due 5/15/19	313
2,260	Edison Mission Energy, Senior Unsecured Notes, 7.63%, due 5/15/27	1,446	ØØ
420	Energy Future Holdings Corp., Guaranteed Notes, 10.88%, due 11/1/17	287
1,110	Energy Future Holdings Corp., Guaranteed Notes, 11.25%, due 11/1/17	569
87	Homer City Funding LLC, Senior Secured Notes, 8.14%, due 10/1/19	78
295	Mirant Americas Generation LLC, Senior Unsecured Notes, 8.30%, due 5/1/11	295
335	Mirant Americas Generation LLC, Senior Unsecured Notes, 8.50%, due 10/1/21	280
975	NRG Energy, Inc., Guaranteed Notes, 7.25%, due 2/1/14	941
370	NRG Energy, Inc., Guaranteed Notes, 7.38%, due 1/15/17	353
		6,956
Electric—Integrated (3.6%)
1,780	CMS Energy Corp., Senior Unsecured Notes, 6.88%, due 12/15/15	1,601
1,430	IPALCO Enterprises, Inc., Senior Secured Notes, 7.25%, due 4/1/16	1,344	ñ
		2,945
Electronics (0.3%)
1,620	Freescale Semiconductor, Inc., Guaranteed Notes, 9.13%, due 12/15/14	275

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)		VALUE† (000's omitted)
Energy—Exploration & Production (4.5%)
$35	Chesapeake Energy Corp., Guaranteed Notes, 7.50%, due 9/15/13	$33
1,580	Chesapeake Energy Corp., Guaranteed Notes, 7.50%, due 6/15/14	1,493
1,245	Chesapeake Energy Corp., Guaranteed Notes, 9.50%, due 2/15/15	1,258
540	Cimarex Energy Co., Guaranteed Notes, 7.13%, due 5/1/17	478
420	Newfield Exploration Co., Senior Subordinated Notes, 6.63%, due 4/15/16	380
		3,642
Environmental (0.3%)
265	Allied Waste North America, Inc., Guaranteed Notes, 6.88%, due 6/1/17	257
Food & Drug Retailers (1.0%)
210	Ingles Markets, Inc., Senior Unsecured Notes, 8.88%, due 5/15/17	203	ñ
465	Rite Aid Corp., Senior Secured Notes, 10.38%, due 7/15/16	400
245	SUPERVALU, Inc., Senior Unsecured Notes, 8.00%, due 5/1/16	237
		840
Food—Wholesale (0.4%)
355	Tyson Foods, Inc., Guaranteed Notes, 7.85%, due 4/1/16	322
Forestry/Paper (0.4%)
330	Georgia-Pacific LLC, Guaranteed Notes, 8.25%, due 5/1/16	330	ñ
Gaming (4.6%)
495	Chukchansi Economic Development Authority, Senior Unsecured Notes, 8.00%, due 11/15/13	210	ñ
1,060	FireKeepers Development Authority, Senior Secured Notes, 13.88%, due 5/1/15	763	ñ
910	MGM Mirage, Inc., Guaranteed Notes, 7.50%, due 6/1/16	509	È
1,165	Pokagon Gaming Authority, Senior Notes, 10.38%, due 6/15/14	1,078	ñ
945	San Pasqual Casino, Notes, 8.00%, due 9/15/13	756	ñ
805	Shingle Springs Tribal Gaming Authority, Senior Notes, 9.38%, due 6/15/15	419	ñ
		3,735
Gas Distribution (11.5%)
720	AmeriGas Partners L.P., Senior Unsecured Notes, 7.13%, due 5/20/16	697	ØØ
210	El Paso Corp., Senior Unsecured Medium-Term Notes, 8.25%, due 2/15/16	205
875	El Paso Natural Gas Co., Senior Unsecured Notes, 8.38%, due 6/15/32	851
1,070	Ferrellgas Partners L.P., Senior Unsecured Notes, 8.75%, due 6/15/12	979	ØØ
756	Ferrellgas Partners L.P., Senior Unsecured Notes, 6.75%, due 5/1/14	682	ØØ
760	Ferrellgas Partners L.P., Senior Unsecured Notes, 6.75%, due 5/1/14	686	ñ
187	Kinder Morgan, Inc., Senior Unsecured Notes, 6.50%, due 9/1/12	180
800	Kinder Morgan, Inc., Senior Unsecured Notes, 5.15%, due 3/1/15	688
995	MarkWest Energy Partners L.P., Guaranteed Notes, Ser. B, 8.75%, due 4/15/18	826
747	Regency Energy Partners L.P., Guaranteed Notes, 8.38%, due 12/15/13	698
325	Sabine Pass L.P., Senior Secured Notes, 7.25%, due 11/30/13	271
1,445	Sabine Pass L.P., Senior Secured Notes, 7.50%, due 11/30/16	1,142	ØØ
65	Tennessee Gas Pipeline Co., Senior Notes, 8.00%, due 2/1/16	66	ñ
1,335	Transcontinental Gas Pipe Line, Senior Unsecured Notes, 7.25%, due 12/1/26	1,229
170	Williams Cos., Inc., Senior Unsecured Notes, 7.13%, due 9/1/11	172
		9,372

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)		VALUE† (000's omitted)
Health Services (9.6%)
$1,210	HCA, Inc., Senior Secured Notes, 8.50%, due 4/15/19	$1,218	ñ
670	LVB Acquisition Merger, Inc., Guaranteed Notes, 11.63%, due 10/15/17	650
1,878	NMH Holdings, Inc., Senior Unsecured Floating Rate Notes, 8.45%, due 6/15/09	1,122	ñµ
315	Service Corp. Int'l, Senior Unsecured Notes, 6.75%, due 4/1/15	289
2,710	Service Corp. Int'l, Senior Unsecured Notes, 7.50%, due 4/1/27	2,093
475	Ventas Realty L.P., Guaranteed Notes, 6.63%, due 10/15/14	446
1,495	Ventas Realty L.P., Guaranteed Notes, 6.50%, due 6/1/16	1,338
285	Ventas Realty L.P., Guaranteed Notes, 6.50%, due 6/1/16	254
450	Ventas Realty L.P., Guaranteed Notes, 6.75%, due 4/1/17	405
		7,815
Hotels (0.5%)
455	Host Hotels & Resorts L.P., Guaranteed Notes, 7.13%, due 11/1/13	428
Media—Broadcast (1.2%)
235	Allbritton Communications Co., Senior Subordinated Notes, 7.75%, due 12/15/12	107
845	LIN Television Corp., Guaranteed Notes, 6.50%, due 5/15/13	490
690	LIN Television Corp., Guaranteed Notes, Ser. B, 6.50%, due 5/15/13	380
		977
Media—Cable (3.3%)
200	CSC Holdings, Inc., Senior Unsecured Notes, 7.88%, due 2/15/18	194
825	DirecTV Holdings LLC, Guaranteed Notes, 8.38%, due 3/15/13	837
365	EchoStar DBS Corp., Guaranteed Notes, 6.38%, due 10/1/11	354
470	Mediacom Broadband LLC, Senior Unsecured Notes, 8.50%, due 10/15/15	442
400	Vidéotron Ltée, Guaranteed Senior Unsecured Notes, 6.88%, due 1/15/14	389
475	Vidéotron Ltée, Guaranteed Notes, 9.13%, due 4/15/18	493	ñ
		2,709
Media—Services (1.3%)
460	Lamar Media Corp., Senior Notes, 9.75%, due 4/1/14	463	ñ
415	Nielsen Finance LLC, Senior Notes, 11.50%, due 5/1/16	392	ñØ
420	WMG Holdings Corp., Guaranteed Notes, Step Up, 0.00%/9.50%, due 12/15/14	193	^^
		1,048
Metals/Mining Excluding Steel (3.0%)
1,070	Arch Western Finance Corp., Senior Secured Notes, 6.75%, due 7/1/13	934
350	Freeport-McMoRan Copper & Gold, Senior Unsecured Notes, 8.38%, due 4/1/17	343
240	Massey Energy Co., Guaranteed Notes, 6.88%, due 12/15/13	205
235	Peabody Energy Corp., Guaranteed Notes, 5.88%, due 4/15/16	211
745	Rio Tinto Finance (USA) Ltd., Guaranteed Notes, 8.95%, due 5/1/14	771
		2,464
Non-Food & Drug Retailers (0.6%)
920	Blockbuster, Inc., Guaranteed Notes, 9.00%, due 9/1/12	478
Packaging (0.6%)
640	Graham Packaging Co., Inc., Guaranteed Notes, 9.88%, due 10/15/14	518
Real Estate Dev. & Mgt. (1.4%)
840	American Real Estate Partners L.P., Senior Unsecured Notes, 8.13%, due 6/1/12	747
495	American Real Estate Partners L.P., Guaranteed Notes, 7.13%, due 2/15/13	416
		1,163

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)		VALUE† (000's omitted)
Real Estate Investment Trusts (1.2%)
$320	HCP, Inc., Senior Unsecured Medium-Term Notes, 6.30%, due 9/15/16	$263
870	HCP, Inc., Senior Unsecured Medium-Term Notes, 6.70%, due 1/30/18	683
		946
Restaurants (0.4%)
345	NPC Int'l, Inc., Guaranteed Notes, 9.50%, due 5/1/14	309	ØØ
Software/Services (4.5%)
1,190	First Data Corp., Guaranteed Notes, 9.88%, due 9/24/15	822
160	First Data Corp., Senior Subordinated Notes, 11.25%, due 3/31/16	82	ñ
1,525	Lender Processing Services, Inc., Guaranteed Notes, 8.13%, due 7/1/16	1,510
330	Sungard Data Systems, Inc., Guaranteed Notes, 10.63%, due 5/15/15	316	ñ
1,075	Sungard Data Systems, Inc., Guaranteed Notes, 10.25%, due 8/15/15	935
		3,665
Steel Producers/Products (1.5%)
525	ArcelorMittal, Senior Unsecured Notes, 5.38%, due 6/1/13	473
1,122	Metals U.S.A. Holdings Corp., Senior Unsecured Floating Rate Notes, 8.21%, due 7/1/09	533	µ
985	Tube City IMS Corp., Guaranteed Notes, 9.75%, due 2/1/15	236
		1,242
Support—Services (2.6%)
1,535	Cardtronics, Inc., Guaranteed Notes, 9.25%, due 8/15/13	1,113
505	Cardtronics, Inc., Guaranteed Notes, Ser. B, 9.25%, due 8/15/13	366
790	Knowledge Learning Corp., Inc., Guaranteed Notes, 7.75%, due 2/1/15	679	ñ
		2,158
Telecom—Integrated/Services (5.5%)
270	Dycom Industries, Inc., Guaranteed Notes, 8.13%, due 10/15/15	230
770	Frontier Communications Corp., Senior Unsecured Notes, 6.25%, due 1/15/13	732
865	Frontier Communications Corp., Senior Unsecured Notes, 9.00%, due 8/15/31	688
290	Intelsat Subsidiary Holdings Co. Ltd., Senior Unsecured Notes, 8.88%, due 1/15/15	287	ñ
35	Intelsat Subsidiary Holdings Co. Ltd., Guaranteed Notes, Ser. B, 8.88%, due 1/15/15	34	ñ
400	Qwest Corp., Senior Unsecured Notes, 7.88%, due 9/1/11	397
1,410	Qwest Corp., Senior Unsecured Notes, 8.88%, due 3/15/12	1,431
310	Qwest Corp., Senior Unsecured Notes, 8.38%, due 5/1/16	308	ñ
260	Windstream Corp., Guaranteed Notes, 8.63%, due 8/1/16	259
135	Windstream Corp., Guaranteed Notes, 7.00%, due 3/15/19	127
		4,493
Telecom—Wireless (4.5%)
345	CC Holdings GS V LLC, Senior Secured Notes, 7.75%, due 5/1/17	348	ñ
400	Crown Castle Int'l Corp., Senior Unsecured Notes, 9.00%, due 1/15/15	408
805	Nextel Communications, Inc., Guaranteed Notes, Ser. E, 6.88%, due 10/31/13	618
2,720	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	1,836
275	Telesat Canada/Telesat LLC, Senior Unsecured Notes, 11.00%, due 11/1/15	256	ñ
290	Telesat Canada/Telesat LLC, Senior Subordinated Notes, 12.50%, due 11/1/17	241	ñ
		3,707
Tobacco (1.7%)
1,275	Altria Group, Inc., Guaranteed Notes, 10.20%, due 2/6/39	1,404

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)		VALUE† (000's omitted)
Transportation Excluding Air/Rail (2.0%)
$2,380	ERAC USA Finance Co., Guaranteed Notes, 7.00%, due 10/15/37	$1,662	ñ
	Total Corporate Debt Securities (Cost $81,756)	74,876

NUMBER OF SHARES
Short-Term Investments (7.8%)
4,067,928	Neuberger Berman Prime Money Fund Trust Class	4,068	@
2,288,050	Neuberger Berman Securities Lending Quality Fund, LLC	2,288	‡
	Total Short-Term Investments (Cost $6,356)	6,356
	Total Investments (165.2%) (Cost $170,495)	134,950	##
	Liabilities, less cash, receivables and other assets [(47.0%)]	(38,370)
	Liquidation Value of Perpetual Preferred Shares [(18.2%)]	(14,875)
	Total Net Assets Applicable to Common Shareholders (100.0%)	$81,705

See Notes to Schedule of Investments

Notes to Schedule of Investments (Unaudited)

†	Investments in equity securities by Neuberger Berman Income Opportunity Fund Inc. (the "Fund") are valued by obtaining valuations from an independent pricing service. The independent pricing service values equity securities at the latest sale price when that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. Investments in debt securities are valued daily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. For both debt and equity securities, if such quotations are not readily available, securities are valued using methods the Board of Directors of the Fund (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, is expected to approximate market value.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective November 1, 2008. In accordance with FAS 157, "fair value" is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of the Fund's investments.

In addition to defining fair value, FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

•	Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of April 30, 2009:

(000's omitted)	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Investments in Securities	$31,151	$103,056	$743	$134,950

Following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities
Beginning balance, as of 11/1/08	$387
Accrued discounts/premiums	—
Realized gain/loss and change in unrealized appreciation/depreciation	(376)
Net purchases/sales	758
Net transfers in and/or out of Level 3	(26)
Balance as of 4/30/09	$743
Net change in unrealized appreciation/depreciation from investments still held as of 4/30/09	$(364)

##	At April 30, 2009, the cost of investments for U.S. federal income tax purposes was $171,458,000. Gross unrealized appreciation of investments was $6,434,000 and gross unrealized depreciation of investments was $42,942,000, resulting in net unrealized depreciation of $36,508,000 based on cost for U.S. federal income tax purposes.

@	Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management LLC, the Fund's investment manager, and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & E of Notes to Financial Statements).

ñ	Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At April 30, 2009, these securities amounted to approximately $17,959,000 or 22.0% of net assets applicable to common shareholders.

ØØ	All or a portion of this security is segregated in connection with obligations for when-issued and delayed delivery purchase commitments.
µ	Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of April 30, 2009.
^^	Denotes a step-up bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

‡	Managed by an affiliate of Neuberger Berman Management LLC and could be deemed an affiliate of the Fund and is segregated in connection with obligations for security lending (see Notes A & E of Notes to Financial Statements).

È	All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

Ø	All or a portion of this security was purchased on a when-issued basis. At April 30, 2009, these securities amounted to $392,000 or 0.5% of net assets.

^	All or a portion of this security was purchased on a delayed delivery basis. As of April 30, 2009, the value of the Fund's unfunded loan commitments were approximately $1,138,000, pursuant to the following loan agreements

Borrower	Principal Amount	Value
General Motors Corp., Term Loan B, 3.84%, due 11/29/13	$200,000	$130,000
Quicksilver Resources, Inc., Second Lien Term Loan, 5.72%, due 8/8/13	280,000	250,000
Texas Competitive Electric Holdings Co. LLC, Term Loan B3, 3.56%, due 10/10/14	200,000	135,000
United Airlines, Inc., Term Loan B, 3.22%, due 2/1/14	1,250,000	623,000

See Notes to Financial Statements

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman
(000's omitted except per share amounts)

INCOME OPPORTUNITY FUND
April 30, 2009
Assets
Investments in securities, at value *† (Notes A & E)—see Schedule of Investments:
Unaffiliated issuers	$128,594
Affiliated issuers	6,356
134,950
Dividends and interest receivable	2,084
Receivable for securities sold	2,975
Receivable for securities lending income (Note A)	4
Prepaid expenses and other assets	700
Total Assets	140,713
Liabilities
Notes payable (Note A)	36,700
Payable for collateral on securities loaned (Note A)	2,288
Distributions payable-preferred shares	53
Distributions payable-common shares	79
Payable for securities purchased	4,854
Payable to investment manager—net (Notes A & B)	42
Payable to administrator (Note B)	26
Payable for securities lending fees (Note A)	1
Interest payable	83
Accrued expenses and other payables	7
Total Liabilities	44,133
Perpetual Preferred Shares Series A (595 shares issued and outstanding) at liquidation value (Note A)	14,875
Net Assets applicable to Common Shareholders at value	$81,705
Net Assets applicable to Common Shareholders consist of:
Paid-in capital-common shares	$245,219
Distributions in excess of net investment income	(3,523)
Accumulated net realized gains (losses) on investments	(124,483)
Net unrealized appreciation (depreciation) in value of investments	(35,508)
Net Assets applicable to Common Shareholders at value	$81,705
Common Shares Outstanding ($.0001 par value, 999,994,000 shares authorized)	17,734
Net Asset Value Per Common Share Outstanding	$4.61
†Securities on loan, at value	$2,237
*Cost of Investments:
Unaffiliated issuers	$164,139
Affiliated issuers	6,356
Total cost of investments	$170,495

See Notes to Financial Statements

Statement of Operations (Unaudited)

Neuberger Berman
(000's omitted)

INCOME OPPORTUNITY FUND
For the Six Months Ended April 30, 2009
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,367
Interest income—unaffiliated issuers	4,502
Income from investments in affiliated issuers (Note E)	31
Income from securities loaned—net (Note E)	5
Total income	$5,905
Expenses:
Investment management fees (Note B)	367
Administration fees (Note B)	153
Auction agent fees (Note B)	2
Audit fees	50
Basic maintenance expense (Note B)	19
Custodian fees (Note B)	55
Insurance expense	2
Legal fees	100
Shareholder reports	13
Stock exchange listing fees	2
Stock transfer agent fees	9
Interest expense (Note A)	690
Directors' fees and expenses	20
Pre-Payment expenses (Note A)	228
Miscellaneous	20
Total expenses	1,730
Investment management fees waived (Notes A & B)	(119)
Total net expenses	1,611
Net investment income (loss)	$4,294
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(22,081)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	23,987
Net gain (loss) on investments	1,906
Distributions to Preferred Shareholders	(337)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	$5,863

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman
(000's omitted)

	INCOME OPPORTUNITY FUND
	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008
Increase (Decrease) in Net Assets Applicable to Common Shareholders:
From Operations:
Net investment income (loss)	$4,294	$25,352
Net realized gain (loss) on investments	(22,081)	(101,608)
Change in net unrealized appreciation (depreciation) of investments	23,987	(64,433)
Distributions to Preferred Shareholders From (Note A):
Net investment income	(337)	(2,573)
Net realized gain on investments	—	(1,726)
Tax return of capital	—	(516)
Total distributions to preferred shareholders	(337)	(4,815)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	5,863	(145,504)
Distributions to Common Shareholders From (Note A):
Net investment income	(7,316)	(22,450)
Net realized gain on investments	—	(15,059)
Tax return of capital	—	(4,505)
Total distributions to common shareholders	(7,316)	(42,014)
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	(1,453)	(187,518)
Net Assets Applicable to Common Shareholders:
Beginning of period	83,158	270,676
End of period	$81,705	$83,158
Distributions in excess of net investment income at end of period	$(3,523)	$(164)

See Notes to Financial Statements

Statement of Cash Flows (Unaudited)

Neuberger Berman
(000's omitted)

INCOME OPPORTUNITY FUND INC
For the Six Months Ended April 30, 2009

Increase (decrease) in cash:
Cash flows from operating activities:
Net increase in net assets applicable to Common Shareholders resulting from operations	$5,863
Adjustments to reconcile net increase in net assets applicable to Common Shareholders resulting from operations to net cash provided in operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(69,614)
Proceeds from disposition of investment securities	68,024
Sale of short-term investment securities, net	2,668
Increase in collateral for securities loaned	(2,288)
Decrease in dividends and interest receivable	632
Decrease in receivable for securities lending income	2
Decrease in receivable from transfer agent	14
Increase in prepaid expenses and other assets	(583)
Decrease in receivable for securities sold	2,047
Increase in accumulated unpaid dividends on Preferred Shares	52
Increase in payable for collateral on securities loaned	2,288
Decrease in payable for securities lending fees	(1)
Increase in payable for investment securities purchased	1,802
Increase in interest payable	78
Net premium amortization on investments	(452)
Decrease in accrued expenses and other payables	(139)
Unrealized appreciation on securities and currencies	(23,987)
Net realized loss from investments and currencies	22,081
Net cash provided by operating activities		$8,487
Cash flows from financing activities:
Cash distributions paid on Common Shares	(7,400)
Issuance of privately placed notes	23,400
Issuance of privately placed perpetual preferred shares	14,875
Pre-payment of privately placed notes	(5,700)
Redemption of Auction Market Preferred Shares	(31,375)
Net cash used in financing activities		(6,200)
Net increase in cash		2,287
Cash:
Beginning balance		(2,287)
Ending balance		$0

See Notes to Financial Statements

Notes to Financial Statements Income Opportunity
Fund Inc. (Unaudited)

Note A—Summary of Significant Accounting Policies:

1	General: Neuberger Berman Income Opportunity Fund Inc. (the "Fund") was organized as a Maryland corporation on April 17, 2003 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Board of Directors of the Fund (the "Board") may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of common shareholders.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.
3	Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4	Income tax information: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

The Fund has adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2005 - 2007. As of April 30, 2009, the Fund did not have any unrecognized tax benefits.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As determined on October 31, 2008, permanent differences resulting primarily from different book and tax accounting for amortization of bond premium, paydown gains and losses, distribution redesignations, income recognized on interest rate swaps, return of capital adjustments and characterization of distributions from real estate investment trusts ("REITs") were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value applicable to common shareholders or net asset value per common share of the Fund.

The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Tax Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$25,023,020	$29,428,713	$16,785,567	$17,588,999	$5,021,169	$—	$46,829,756	$47,017,712

As of October 31, 2008, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$—	$—	$(60,780,043)	$(101,116,453)	$(161,896,496)

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of distribution payments, capital loss carryforwards, wash sales, amortization of bond premium, and partnership basis adjustments.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at October 31, 2008, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring In:
2016
$101,116,453

5	Distributions to shareholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay monthly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable monthly distribution. The Fund's ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on preferred shares, interest paid on notes and the level of Fund expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and realized capital gains. The composition of the Fund's distributions for the calendar year 2009 will be reported to Fund shareholders on IRS Form 1099DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common shareholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Distributions to preferred shareholders are accrued and determined as described in Note A-7.

The Fund invests a significant portion of its assets in securities issued by real estate companies, including real estate investment trusts ("REITs"). The distributions the Fund receives from REITs are generally comprised of income, capital gains, and return of capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2008, the Fund estimated these amounts within the financial statements since the information is not available from the REITs until after the Fund's fiscal year-end. At April 30, 2009, the Fund estimated these amounts for the period January 1, 2009 to April 30, 20009 within the financial statements since the 2009 information is not available from the REITs until after the Fund's fiscal period. For the year ended October 31, 2008, the character of distributions paid to shareholders disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099DIV received to date. Based on past experience it is possible that a portion of the Fund's distributions during the most recently completed fiscal year will be considered tax return of capital but the actual amount of tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099DIV.

On April 30, 2009, the Fund declared a monthly distribution to common shareholders in the amount of $0.05 per share, payable on May 29, 2009 to shareholders of record on May 15, 2009, with an ex-date of May 13, 2009. Subsequent to April 30, 2009, the Fund declared a monthly distribution to common shareholders in the amount of $0.05 per share, payable on June 30, 2009 to shareholders of record on June 15, 2009, with an ex-date of June 11, 2009.

6	Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to the Fund are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

7	Financial leverage: On June 5, 2003, the Fund re-classified 6,000 unissued shares of capital stock as Series A Auction Preferred Shares and Series B Auction Preferred Shares ("Preferred Shares"). On September 26, 2003, the Fund issued 2,510 Series A Preferred Shares and 2,510 Series B Preferred Shares. All Preferred Shares have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value").

Except when the Fund declared a special rate period, distributions to preferred shareholders, which were cumulative, were accrued daily and paid every 7 days. Distribution rates were reset every 7 days based on the results of an auction, except during special rate periods. For the period ended November 11, 2008, the distribution rates ranged from 1.44% to 1.46% for Series B Preferred Shares.

In September 2008, the Fund entered into a Master Securities Purchase Agreement and a Master Note Purchase Agreement pursuant to which it could issue privately placed notes ("PNs") and privately placed perpetual preferred shares ("PPS" and, together with PNs, "Private Securities") and use the proceeds to redeem outstanding Preferred Shares. On October 27, 2008, the Fund redeemed all of its outstanding Series A Preferred Shares, having an aggregate liquidation preference of $62,500,000. On October 29, 2008, the Fund redeemed half of its outstanding Series B Preferred Shares, having an aggregate liquidation preference of $31,250,000, and issued PNs with an aggregate principal amount of $19,000,000. On November 12, 2008, the Fund redeemed the remaining outstanding Series B Preferred Shares, having an aggregate liquidation value of $31,250,000, and issued additional PNs with an aggregate principal value of $23,400,000 and issued 595 PPS with an aggregate liquidation preference of $14,875,000. All Preferred Shares redemptions were effected at the liquidation price of $25,000 per share plus any accumulated and unpaid dividends.

The PNs mature in October 2013 and interest thereon is accrued daily and paid quarterly. The PPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("PPS Liquidation Value"). Distributions are accrued daily and paid quarterly for PPS. For the six months ended April 30, 2009, the distribution rates on the PPS ranged from 4.12% to 5.19% and the interest rates on the PNs ranged from 2.62% to 4.92%. The Fund has paid upfront offering and organizational expenses which are being amortized over the life of the PNs. These expenses are included in the interest expense that is reflected in the Statement of Operations.
The Fund may redeem PPS or prepay the PNs, in whole or in part, at its option after giving a minimum amount of notice to the relevant holders of the Private Securities, but will incur additional expenses if it chooses to so redeem or prepay. The Fund is also subject to certain restrictions relating to the Private Securities. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of PPS at PPS Liquidation Value and/or mandatory prepayment of PNs at par plus accrued but unpaid interest. The holders of PPS are entitled to one vote per share and will vote with holders of common shares as a single class, except that the holders of PPS will vote separately as a class on certain matters, as required by law or the Fund's charter. The holders of the PPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on PPS for two consecutive years.

During the six months ended April 30, 2009, the Fund prepaid $5,700,000 of the aggregate principal amount of the PNs outstanding and incurred certain additional expenses in connection therewith. For the six months ended April 30, 2009, the expenses amounted to $228,000 and are reflected in the Statement of Operations under the caption "Pre-Payment expenses."

8	Interest rate swaps: The Fund may enter into interest rate swap transactions, with institutions that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of an interest rate swap contract, the Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's Private Securities. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

Risks may arise if the counter party to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counter party is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund's total net assets applicable to common shareholders or its total net increase (decrease) in net assets applicable to common shareholders resulting from operations. At April 30, 2009, the Fund had no outstanding interest rate swap contracts.

9	Security lending: A third party, eSecLending, has assisted the Fund in conducting a bidding process to try to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. eSecLending currently serves as exclusive lending agent for the Fund. The Fund is currently not guaranteed any particular level of income.

Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC) ("NBFI"), an affiliate of Management. The Quality Fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. There is no assurance that the Quality Fund will maintain a $1.00 share price.

From November 1, 2008 to November 3, 2008, the Quality Fund's NAV was $0.99 per share, which could have affected the NAV of the Fund if securities loans were outstanding on those days. For the period from November 4, 2008 to April 30, 2009, the Quality Fund's price per share was $1.00. The market value of the Fund's investments in the Quality Fund as of April 30, 2009, if any, is reflected in the Fund's Schedule of Investments. If it were necessary to liquidate assets in the Quality Fund to meet returns on outstanding securities loans at a time when the Quality Fund's price per share was less than $1.00, the Fund may not receive an amount from the Quality Fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in the Quality Fund at the price at which the Quality Fund is carrying them.

Net income from the lending program represents any amounts received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the six months ended April 30, 2009, the Fund received net income under the securities lending arrangement of approximately $4,527, which is reflected in the Statement of Operations under the caption "Income from securities loaned — net." For the six months ended April 30, 2009, "Income from securities loaned — net" consisted of approximately $7,121 in income earned on cash collateral and amounts received from a principal (including approximately $3,909 of interest income earned from the Quality Fund), less fees and expenses paid of approximately $2,594.

10	Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11	Transactions with other funds managed by Neuberger Berman Management LLC: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended April 30, 2009, management fees waived under this Arrangement amounted to $2,929 and is reflected in the Statement of Operations under the caption "Investment management fees waived." For the six months ended April 30, 2009, income earned under this Arrangement amounted to $30,512, and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12	Concentration of risk: Under normal market conditions, the Fund's equity investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value of the Fund's shares may fluctuate more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry, or a segment of the United States real estate industry in which the Fund owns a substantial position, than would the shares of a fund not concentrated in the real estate industry. The Fund's debt investments will be concentrated in high-yield corporate debt securities rated, at the time of investment, Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's, or if unrated by either of those entities, determined by Management to be of comparable quality. Due to the inherent volatility and illiquidity of the high yield securities in which the Fund invests and the real or perceived difficulty of issuers of those high yield securities to meet their payment obligations during economic downturns or because of negative business developments relating to the issuer or its industry in general, the value of the Fund's shares may fluctuate more than would be the case if the Fund did not concentrate in high yield securities.

13	Indemnifications: Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Note B—Management Fees, Administration Fees, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any PPS or other Preferred Shares outstanding and principal balance of PNs issued is not considered a liability.

Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:

Year Ended October 31,	% of Average Daily Managed Assets
2009	0.19
2010	0.13
2011	0.07

Management has not contractually agreed to waive any portion of its fees beyond October 31, 2011.
In connection with the May 2009 tender offer and the tender offer program, Management has agreed to voluntarily extend for one year the contractual fee waivers currently in place, so that the fee waiver as a percentage of average daily Managed Assets would be 0.19% for the fiscal year ended October 31, 2010, 0.13% for the fiscal year ended October 31, 2011 and 0.07% for the fiscal year ended October 31, 2012.

For the six months ended April 30, 2009, such waived fees amounted to $116,127.
The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Neuberger and NBFI are retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Directors of the Fund are also employees of NBFI, Neuberger and/or Management.

During the reporting period, the predecessor of Management, the investment manager of the Fund, Lehman Brothers Asset Management LLC and Neuberger Berman, LLC, the sub-advisers of the Fund, were wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman Brothers"), a publicly owned holding company. On September 15, 2008, Lehman Brothers filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. On December 3, 2008, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, was selected as the successful bidder in the public auction to acquire a majority interest in

Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers' Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). On December 22, 2008, the bankruptcy court having jurisdiction over the Lehman Brothers matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder.

 The Acquisition closed after the end of the reporting period. As of May 4, 2009, the Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by Lehman Brothers and certain affiliates of Lehman Brothers.

The closing of the Acquisition resulted in an "assignment" of the Fund's Management Agreement and Sub-Advisory Agreements. Such an assignment, by law, would automatically terminate those agreements. Accordingly, prior to the closing the Board, including the Directors who are not "interested persons" of the Fund's investment manager and its affiliates or the Fund, considered and approved a new Management Agreement and new Sub-Advisory Agreements and an interim Management Agreement and interim Sub-Advisory Agreements for the Fund. The interim agreements,which are virtually identical to the agreements previously in effect and can remain in effect for up to 150 days, became effective upon the closing of the Acquisition. The new agreements, which are virtually identical to those previously in effect and require shareholder approval, were approved by a vote of the Fund's shareholders in May 2009.

These events have not had a material impact on the Fund or its operations. Management, NBFI and Neuberger Berman LLC (formerly known as Neuberger Berman, LLC) ("Neuberger") continue to operate in the ordinary course of business as the investment manager and sub-advisers of the Fund.

The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2009, the impact of this arrangement was a reduction of expenses of $174.

In connection with the settlement of each Preferred Share auction, the Fund paid, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the Preferred Shares held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee was paid at the annual rate of 1/4 of 1%; for any auction preceding a rate period of one year or more, the service fee was paid at a rate agreed to by the Fund and the broker-dealer.

In order to satisfy rating agency requirements, the Fund is required to provide the rating agency a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than a Basic Maintenance Amount, which is a minimum level set by the rating agency as one of the conditions to maintain the AAA rating on the Private Securities. "Discounted value" refers to the fact that the rating agency requires the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. The Fund pays a fee to State Street for the preparation of these reports, which is reflected in the Statement of Operations under the caption "Basic maintenance expense."

Note C—Securities Transactions:

During the six months ended April 30, 2009, there were purchase and sale transactions (excluding short-term securities and interest rate swap contracts) of $66,744,604 and $64,002,349, respectively.

During the six months ended April 30, 2009, brokerage commissions on securities transactions from affiliated brokers were as follows: Neuberger received $0.

Note D—Capital:

At April 30, 2009, the common shares outstanding and the common shares of the Fund owned by Neuberger were as follows:

Common Shares Outstanding	Common Shares Owned by Neuberger
17,734,383	6,981

There were no transactions in common shares for the six months ended April 30, 2009 and the year ended October 31, 2008.

Note E—Investments In Affiliates:

Name of Issuer	Balance of Shares Held October 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held April 30, 2009	Value April 30, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	6,735,947	45,024,906	47,692,925	4,067,928	$4,067,928	$30,512
Neuberger Berman Securities Lending Quality Fund, LLC**	—	5,032,370	2,744,320	2,288,050	2,288,050	3,909

Total					$6,355,978	$34,421

*

Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

**	Quality Fund, a fund managed by NBFI, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note F—Recent Accounting Pronouncements:

In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133" ("FAS 161"), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. In September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4 (the "FSP"), "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161" was issued. Certain provisions of the FSP amend FASB Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities," to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. These FSP provisions are effective for fiscal years and interim periods ending after November 15, 2008. At this time, Management has assessed the implication of these FSP provisions and determined there is no impact to the Fund's financial statements. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact of FAS 161 on the Fund's financial statement disclosures, if any, is currently being assessed.

In April 2009, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund's financial statement disclosures.

Note G—Recent Market Events

The six months covered by this report witnessed an unusually high degree of volatility in the financial markets so that certain fixed income instruments experienced liquidity issues, increased price volatility, credit downgrades, and an increase in default rates. Both domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. Due to the market turbulence, there was increased demand for securities issued or guaranteed by the U.S. Treasury, causing the prices of these securities to rise and their yields to decline to very low levels. The U.S. federal government and certain foreign governments have acted to calm credit markets and increase confidence in the U.S. and world economies. The U.S. government has assisted certain large financial services companies and has established programs to purchase troubled assets and certain money market instruments. Certain debt securities held by the Fund during the reporting period were affected by the volatility in the fixed income markets and may have been affected by governmental actions. The Fund's investments in certain issuers, as reflected in the Fund's schedule of investments, and the financial markets in general, expose investors to the volatile performance resulting from these market conditions and related events.

Note H—Subsequent Events

The Fund conducted a tender offer that commenced on May 1, 2009 and expired on May 29, 2009. The Fund offered to purchase up to 10% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expired. The Fund's tender offer was oversubscribed. In accordance with the terms of the tender offer, the Fund accepted all shares properly tendered by shareholders holding fewer than 100 common shares that tendered all their shares and that provided appropriate certification as part of the tender ("odd-lot adjustment"). The Fund purchased the remainder of the common shares on a pro-rata basis, after making the odd-lot adjustment, based on the number of shares properly tendered. Under the terms of the tender offer, on June 5, 2009, the Fund accepted 1,773,438 common shares, representing 10% of its then outstanding common shares. Final payment was made at $4.89 per share, representing 98% of the NAV per share on May 29, 2009.

In addition, the Fund has announced that its Board has authorized a semi-annual tender offer program consisting of up to four tender offers over a two-year period. Under the tender offer program, if the Fund's common shares trade at an average daily discount to NAV per share of greater than 10% during a 12-week measurement period, the Fund would conduct a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expires. The Board has determined that the initial measurement period under the program will commence on June 5, 2009 and end on August 28, 2009 (the "Measurement Period"). Furthermore, the Board has decided that should the Fund's average daily discount exceed 10% during the Measurement Period, the Fund will make a tender offer for up to 10% of its outstanding common shares. In connection with the May 2009 tender offer and the tender offer program, Management has agreed to voluntarily extend for one year the contractual fee waivers currently in place to offset some of the expenses associated with, or possible increases in the Fund's expense ratio resulting from, the tender offers. The Board retains the ability, consistent with its fiduciary duty, to opt out of the tender offer program should circumstances arise that the Board believes could cause a material negative effect on the Fund or the Fund's shareholders.

Note I—Unaudited Financial Information

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

Income Opportunity Fund Inc.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended April 30,		Year Ended October 31,
	2009		2008	2007	2006	2005	2004
	(Unaudited)
Common Share Net Asset Value, Beginning of Period	$4.69		$15.26	$18.82	$16.37	$16.69	$14.72
Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	.24		1.43	1.38	1.24	1.07	1.27	ß
Net Gains or Losses on Securities (both realized and unrealized)	.11		(9.36)	(2.29)	2.86	.57	2.08	ß
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(.02)		(.14)	(.21)	(.28)	(.13)	(.09)
Net Capital Gains¢	—		(.10)	(.16)	(.05)	(.07)	(.01)
Tax Return of Capital¢	—		(.03)	—	—	(.01)	—
Total Distributions to Preferred Shareholders	(.02)		(.27)	(.37)	(.33)	(.21)	(.10)
Total From Investment Operations Applicable to Common Shareholders	.33		(8.20)	(1.28)	3.77	1.43	3.25
Less Distributions to Common Shareholders From:
Net Investment Income	(.41)		(1.27)	(1.30)	(1.11)	(1.03)	(1.11)
Net Capital Gains	—		(.85)	(.98)	(.21)	(.61)	(.17)
Tax Return of Capital	—		(.25)	—	—	(.11)	—
Total Distributions to Common Shareholders	(.41)		(2.37)	(2.28)	(1.32)	(1.75)	(1.28)
Less Capital Charges From:
Issuance of Common Shares	—		—	—	—	—	—
Issuance of Preferred Shares	—		—	—	—	—	(.00)
Total Capital Charges	—		—	—	—	—	(.00)
Common Share Net Asset Value, End of Period	$4.61		$4.69	$15.26	$18.82	$16.37	$16.69
Common Share Market Value, End of Period	$4.08		$4.40	$13.49	$17.22	$14.23	$15.07
Total Return, Common Share Net Asset Value†	11.36	%**	(61.28)%	(7.32)%	25.13%	10.33%	23.67%
Total Return, Common Share Market Value†	5.06	%**	(58.91)%	(10.46)%	31.71%	6.22%	17.57%
Ratios/Supplemental Data††
Net Assets Applicable to Common Shareholders, End of Period (in millions)	$81.7		$83.2	$270.7	$333.5	$290.0	$295.8
Perpetual Preferred Shares, at Liquidation Value ($25,000 per share liquidation preference) (in millions)¢¢	$14.9		$31.4	$125.5	$125.5	$125.5	$125.5
Ratio of Gross Operating Expenses to Average Net Assets Applicable to Common Shareholders#	2.65	%*Ø§§	1.37%	1.11%	1.11%	1.13%	1.16	%ß
Ratio of Net Operating Expenses to Average Net Assets Applicable to Common Shareholders‡	2.65	%*Ø§§	1.36%	1.10%	1.10%	1.13%	1.16	%ß
Ratio of Net Investment Income (Loss) Excluding Preferred Share Distributions and Interest Expense to Average Net Assets Applicable to Common Shareholders	14.65	%*§§	12.94%	7.94%	7.18%	6.49%	8.08	%ß
Ratio of Interest Expense to Average Net Assets Applicable to Common Shareholders	1.98	%*	—	—	—	—	—
Ratio of Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	.97	%*	2.46%	2.13%	1.89%	1.26%	.62%
Ratio of Net Investment Income (Loss) Including Preferred Share Distributions and Interest Expense to Average Net Assets Applicable to Common Shareholders	11.70	%*§§	10.48%	5.81%	5.29%	5.23%	7.46	%ß
Portfolio Turnover Rate	54	%**	79%	76%	61%	49%	74%
Asset Coverage Per Preferred Share, End of Period@	$162,408		$91,277	$78,931	$91,462	$82,794	$83,933
Notes Payable (in millions)	$37		$19	$—	$—	$—	$—
Asset Coverage Per $1,000 of Notes Payable@@	$3,633		$7,027	$—	$—	$—	$—

See Notes to Financial Highlights

Notes to Financial Highlights Income Opportunity
Fund Inc. (Unaudited)

†	Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived a portion of the investment management fee.

#	The Fund is required to calculate an operating expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
‡	After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net operating expenses to average daily net assets applicable to common shareholders would have been:

Six Months Ended April 30,	Year Ended October 31,
2009	2008	2007	2006	2005	2004
2.99%	1.77%	1.45%	1.45%	1.48%	1.52%

@	Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on PPS (Preferred Shares prior to November 12, 2008)) from the Fund's total assets and dividing by the number of PPS/Preferred Shares outstanding.

@@

Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on PPS (Preferred Shares prior to November 12, 2008) and the Notes payable) from the Fund's total assets and dividing by the outstanding notes payable balance.

††	Expense ratios do not include the effect of distribution payments to preferred shareholders. Income ratios include income earned on assets attributable to Private Securities (Preferred Shares prior to November 12, 2008) outstanding.

ß	Prior to November 1, 2003, the Fund recorded the accrual of the net interest income or expense expected to be received or paid at interim settlement dates as a net payable or receivable for swap contracts and actual amounts paid as net interest income or expense on swap contracts. As a result of SEC staff guidance relating to the application of FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities to registered investment companies, effective November 1, 2003, periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. Accordingly, for the year ended October 31, 2004, the per share amounts and ratios shown decreased or increased as follows:

Net Investment Income	$.11
Net Gains or Losses on Securities (both realized and unrealized)	$(.11)
Ratio of Gross Expenses to Average Net Assets Applicable to Common Shareholders	(.71%)
Ratio of Net Expenses to Average Net Assets Applicable to Common Shareholders	(.71%)
Ratio of Net Investment Income (Loss) Excluding Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	.71%
Ratio of Net Investment Income (Loss) Including Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	.71%

¢	Calculated based on the average number of shares outstanding during each fiscal period.
¢¢

From September 26, 2003 to October 27, 2008, the Fund had 2,510 Preferred Shares Series A outstanding; and from September 26, 2003 to November 12, 2008, the Fund had 2,510 Preferred Shares Series B outstanding; since November 12, 2008, the Fund has 595 PPS outstanding (see Note A-7 of Notes to Financial Statements).

Ø	For the six months ended April 30, 2009, interest expense is not included in operating expense ratios.
*	Annualized.
**	Not annualized.
§§	Pre-payment expense, which is an extraordinary and non-recurring expense, is included in ratios on a non-annualized basis.

Distribution Reinvestment Plan

The Bank of New York Mellon ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

Directory

Investment Manager and Administrator

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
877.461.1899 or 212.476.8800

Sub-Advisers

Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Neuberger Berman Fixed Income LLC
200 South Wacker Drive
Suite 2100
Chicago, IL 60601

Custodian

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

Stock Transfer Agent

Bank of New York Mellon
480 Washington Boulevard
Jersey City, NJ 07317

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Board Consideration of the New and Interim Management and Sub-Advisory Agreements

Lehman Brothers Holdings Inc. ("Lehman Brothers") entered into an agreement to sell a controlling interest in the investment manager and sub-advisers of Neuberger Berman Income Opportunity Fund Inc. (the "Fund"). Under the agreement, Lehman Brothers sold substantially all of the Neuberger Berman business and the fixed income business and certain alternative asset management businesses of Lehman Brothers' Investment Management Division (collectively, the "Acquired Businesses") to NBSH Acquisition, LLC (the "Acquisition"). NBSH Acquisition, LLC ("NBSH") was organized by key members of Neuberger Berman's management for the purpose of facilitating the acquisition of the Acquired Businesses. As of the closing of the Acquisition on May 4, 2009, a majority interest in the Acquired Businesses is directly or indirectly owned by portfolio managers, Neuberger Berman's management team and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies ("Management Members"), with a minority interest retained by Lehman Brothers and certain affiliates of Lehman Brothers.

The Acquired Businesses included Neuberger Berman Management LLC ("Management") and Lehman Brothers Asset Management LLC ("LBAM") and Neuberger Berman, LLC ("Neuberger"), the investment manager and sub-advisers to the Fund, respectively. The Acquisition was deemed to result in an "assignment" of the Fund's then-current Management Agreement and Sub-Advisory Agreements (the "then-Current Agreements") under the 1940 Act. As required by the 1940 Act, the Fund's then-Current Agreements provided for their automatic termination in the event of an assignment, and each terminated upon the consummation of the Acquisition. Accordingly, on December 17, 2008, the Board approved new Management and Sub-Advisory Agreements with Management and LBAM and Neuberger, respectively, or their successors (together, the "Advisers"), on the same terms and with the same compensation structure as was currently in effect on that date (together, "New Agreements"), which took effect after consummation of the Acquisition and approval by the Fund's shareholders.

In case shareholders of the Fund had not approved the New Agreements before the Acquisition was completed, the Board also approved interim Management and Sub-Advisory Agreements with Management and LBAM and Neuberger, respectively, or their successors (together, "Interim Agreements") to be used pending approval of the New Agreements by shareholders of the Fund. By their terms, compensation earned by the Advisers under the Interim Agreements would be held in an interest-bearing escrow account pending shareholder approval of the New Agreements. If shareholders approved the New Agreements within 150 days from the termination of the then-Current Agreements, the amount held in the escrow account, including interest, would be paid to the Advisers, as appropriate. If shareholders of the Fund did not approve the New Agreements, the Advisers would be paid the lesser of the costs incurred in performing their services under the Interim Agreements or the total amount in the escrow account, including interest earned. If at the end of 150 days following termination of the Fund's then-Current Agreements the Fund's shareholders still had not approved the New Agreements, the Directors would have taken such actions as they deem to be in the best interests of the Fund and its shareholders, which may have included negotiating a new Management Agreement and/or new Sub-Advisory Agreements with an advisory organization selected by the Board of Directors or making other arrangements. The shareholders of the Fund approved the New Agreements on May 13, 2009.

The Fund's Directors discussed the Acquisition on December 17, 2008. Prior to submission of the NBSH bid to public auction, Management met telephonically with the Independent Fund Directors to brief them on the Acquisition. Following the public auction wherein NBSH was determined to be the successful bidder, the Independent Fund Directors again met telephonically with Management to obtain additional information about the Acquisition. The Independent Fund Directors, with the assistance of independent counsel, prepared written due diligence requests that were presented to Management and appointed a Task Force of Independent Fund Directors to lead the due diligence effort ("Task Force").

Management provided written responses to the due diligence requests. After extensive review and analysis and discussions during a telephonic and in person meeting of the Independent Fund Directors, the Task Force submitted clarifying questions. The Independent Fund Directors met as a body in person to receive the report of the Task Force and consider the New Agreements. Throughout the process, the Task Force and the Independent Fund Directors were advised by experienced 1940 Act counsel that is independent of Management and NBSH. In addition, the Independent Fund

Directors received a memorandum from independent counsel discussing the legal standards for their consideration of the New Agreements.

Consideration of the New Agreements followed shortly on the heels of the Independent Fund Directors' annual consideration of whether to renew the then-Current Agreements, carried out pursuant to Section 15(c) of the 1940 Act. In that process, which began prior to the June 2008 quarterly meeting of the Board and was concluded at the September 2008 quarterly meeting, the Independent Fund Directors, following an extensive review of materials submitted by Management and a report from an independent data service, unanimously determined that the then-Current Agreements were fair and reasonable and that their renewal would be in the best interests of the Fund and its shareholders. Accordingly, in considering the New Agreements, the Independent Fund Directors took into account the fact that the terms of the New Agreements would be identical to those of the then-Current Agreements in every respect except for the term and termination date and potentially the name of the investment manager. The Board considerations in connection with the New Agreements and the then-Current Agreements also entered into the decision by the Board to approve the Interim Agreements.

In evaluating the proposed Interim Agreements and the New Agreements, the Independent Fund Directors considered that they have generally been satisfied with the nature and quality of the services provided to the Fund by Management, LBAM and Neuberger, including investment management, administrative and support services, and that the Fund would be best served by an arrangement that appeared likely to maintain the continuity and stability of the providers of these services. Accordingly, the Independent Fund Directors considered very carefully the intentions of NBSH (including its successor or assign) regarding capitalization, management structure, staffing, compensation and staff retention and whether these seemed designed to provide the desired continuity and stability. They inquired specifically about staffing and resources in the areas of portfolio management, investment research, trading, fund accounting, legal and compliance, internal audit, and senior executive staff. Although at the time the Board considered the Interim Agreements and the New Agreements no final decisions had been reached as to the distribution of equity interests in NBSH (or its successor or assign), the Directors were advised that senior members of management, including the two Fund Directors who are employed by the Advisers, would receive equity interests in NBSH. Because of these interests, as well as any future employment arrangements with the Advisers, these persons, individually or in the aggregate, could have a material interest in the Acquisition and in shareholder approval of the New Agreements. In considering the New Agreements, the Directors were aware of these interests.

The Independent Fund Directors inquired whether NBSH (or its successor or assign) had specific plans for the future structure of the Neuberger Berman Funds, whether they plan to propose to eliminate any Funds, and whether they intend to continue or alter certain expansion plans that are already underway. They also inquired whether there are plans to change the fees or expense structure of any of the Funds. The Independent Fund Directors inquired about the long-term plans for the Advisers, including any expectations for cost savings or expense reductions. They also inquired about the capital structure and working capital likely to be available to NBSH (or its successor or assign).

The Independent Fund Directors considered the following factors, in addition to the factors discussed above, among others, in connection with their consideration of the Interim Agreements and the New Agreements: (1) the nature, extent, and quality of the services provided by Management, LBAM and Neuberger; (2) the performance of the Fund compared to a relevant market index and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by Management, LBAM, Neuberger and their affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Independent Fund Directors did not identify any particular information that was all important or controlling, and each Director may have attributed different weights to the various factors.

In unanimously approving the Interim Agreements and approving and recommending the New Agreements, the Independent Fund Directors concluded that the terms of each Interim Agreement and New Agreement are fair and reasonable and that approval of the Interim Agreements and the New Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Independent Fund Directors considered the following factors, among others:

(1) that the terms of the New Agreements are identical in all material respects to those of the then-Current Agreements;

(2) that the Advisers will maintain operational autonomy and continuity of management following the Acquisition;

(3) the favorable history, reputation, qualification, and background of Management, LBAM and Neuberger, as well as the qualifications of each entity's personnel and each entity's respective financial condition;

(4) the commitment of NBSH (or its successor or assign) to retain key personnel currently employed by Management, LBAM and Neuberger who currently provide services to the Fund;

(5) the commitment of NBSH (or its successor or assign) to maintaining the current level and quality of Fund services;

(6) the proposed division of equity in NBSH (or its successor or assign) among Management Members and other personnel upon consummation of the Acquisition;

(7) the fees and expense ratio of the Fund relative to comparable funds;

(8) that the fees are identical to those paid under the then-Current Agreements;

(9) that the fees and expense ratio of the Fund appear to the Board to be reasonable given the quality of services expected to be provided;

(10) the commitment of Management to: (a) maintaining the Fund's current contractual management fee waiver agreement upon consummation of the Acquisition to ensure that shareholders of the Fund do not face an increase in management fees; and (b) not change any voluntary expense limitation or waiver so as to increase the expenses the Fund would pay without prior approval of the Board;

(11) the performance of the Fund relative to comparable funds and unmanaged indices;

(12) the commitment of Management (or its successor) to pay the expenses of the Fund in connection with the Acquisition, including expenses in connection with the solicitation of proxies with respect to the Acquisition, so that shareholders of the Fund would not have to bear such expenses;

(13) the actual and potential effects on the Advisers of the bankruptcy of Lehman Brothers, and the effects of the Lehman Brothers bankruptcy on the information considered by the Independent Fund Directors in their prior analyses of the principal service contracts;

(14) the provisions made to continue providing to the Advisers certain services that were previously provided to them by or through Lehman Brothers or its other affiliates;

(15) the possible benefits that may be realized by the Fund and by the Advisers as a result of the Acquisition; and

(16) that the Acquisition is expected to maintain continuity of management of the Fund and may reduce the potential for future vulnerability to changes in control of the Advisers that could be adverse to the Fund's interests and that could affect the retention of key employees providing services to the Fund.

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158–0180
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

I0212 0609

Item 2. Code of Ethics

The Board of Directors (“Board”) of Neuberger Berman Income Opportunity Fund Inc. (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21334 (filed on July 10, 2006). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss and George Morriss. Ms. Goss and Mr. Morriss are independent directors as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services

Only required in the annual report.

Item 5. Audit Committee of Listed Registrants

Only required in the annual report.

Item 6. Schedule of Investments

The complete schedule of investments for the Registrant is disclosed in the Registrant’s Semi-Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Only required in the annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Only required in the annual report. There have been no changes in any of the Portfolio Managers since the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21334 (filed July 10, 2006).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Income Opportunity Fund Inc.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: July 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: July 1, 2009

By	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: July 1, 2009